PARNASSUS FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04044

Parnassus Funds

(Exact name of registrant as specified in charter)

One Market— Steuart Tower #1600, San Francisco, California	94105
(Address of principal executive offices)	(Zip code)

Debra A. Early

Parnassus Funds

One Market—Steuart Tower #1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1:	Report to Shareholders

THE PARNASSUS FUNDS

Annual Report   December 31, 2005

The Funds that do well by doing good

Parnassus Fund (PARNX)
Parnassus Workplace Fund (PARWX)
Parnassus Small-Cap Fund (PARSX)
Parnassus Mid-Cap Fund (PARMX)

THE PARNASSUS FUNDS

February 10, 2006

DEAR SHAREHOLDER:

As of December 31, 2005, the net asset value per share (NAV) of the Parnassus Fund was $31.68, so after taking dividends into account, the total return for the fourth quarter was 5.89%. This compares to a gain of 2.09% for the S&P 500 Index, 2.73% for the Nasdaq Composite Index and 2.37% for the average multi-cap core fund followed by Lipper, Inc. As you can see, we beat all the indices by a substantial amount for the quarter, but it wasn’t enough to outperform the S&P 500 Index or the Lipper index for the year. In that period, the Fund was up 2.55%, while the S&P 500 Index was up 4.91% and the Lipper average was up 6.58%. We did, however, beat the Nasdaq, which rose 2.13% in 2005.

Below are a table and a graph, comparing the Parnassus Fund with the S&P 500 Index, the Nasdaq and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods:

Average Annual Total Returns

for periods ended December 31, 2005

	One Year	Three Years	Five Years	Ten Years
THE PARNASSUS FUND	2.55%	7.57%	(0.69%)	7.89%
S&P 500 Index	4.91%	14.39%	0.54%	9.07%
Lipper Multi-Cap Core Average	6.58%	15.39%	2.07%	9.57%
Nasdaq Composite Index	2.13%	18.89%	(1.75%)	8.11%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

The Parnassus Funds • December 31, 2005	1

Analysis of 2005

Eleven stocks fueled the quarter’s strong performance. Each contributed more than 10¢ to the NAV. Only four stocks had a negative impact of 10¢ or more. Let’s discuss these first.

Printer-manufacturer Lexmark cost the NAV 24¢ as its stock plunged 26.4%, going from our cost of $60.94 to $44.83 at the end of the quarter. Stiff competition from Hewlett-Packard and Dell caused market share losses and lower prices. Despite poor immediate prospects, we’re holding on to the stock, because we think it’s substantially undervalued and should bounce back over the next year.

Pfizer, the world’s largest pharmaceutical company, caused each Parnassus share to drop 11¢, as the stock sank 7.8% from $25.29 to $23.32. Future patent expirations, possible price controls and competition from generics combined to depress the company’s stock.

Radisys Corporation, a manufacturer of embedded computers, lost 10¢ on the NAV with its stock declining from $19.27 to $17.34 for a drop of 10.0%. The company supplies Nokia with embedded computers for wireless base stations, and Nokia placed large orders with Radisys in the third quarter. A lot of inventory built up at Nokia, orders declined for the fourth quarter and so did Radisys’ stock. We think orders will bounce back later this year, so we’re keeping our shares.

Connetics, a specialized pharmaceutical company, caused the NAV to fall 10¢, as its stock went from $17.42 to $14.45 for a loss of 17.0%. The company has a promising anti-acne product called Velac that completed clinical trials, but was not approved

2	The Parnassus Funds • December 31, 2005

[1]	Composition and sector weightings are based on total investments, rather than net assets, and exclude short-term securities received as collateral from securities lending. Sector distribution and portfolio characteristics are subject to change.

by the FDA. Connetics has many other products, but the catalyst for the stock would be the ultimate approval of Velac.

Fortunately, we had many more winners than losers in the quarter. Of the 11 winners, three were retailers, six were technology stocks, one was a newspaper publisher and the last was a diversified industrial concern.

The three retailers followed a similar pattern. Share prices weakened early in the quarter, because of concerns that Hurricane Katrina and very high prices for gasoline would cause sales to slump. As it turned out, these fears were overblown, and their stock prices bounced back by the end of the quarter.

Ross Stores added 27¢ to the NAV, as its stock climbed 20.4%, rising from $24.01 to $28.90. Ross had trouble with its computer system in 2004, and this affected its ability to determine which of its products had the best sales. Now that the system is fixed, merchandising has improved and so have sales.

Family Dollar Stores, a low-price retail outlet, gained 24.1% with its stock climbing from $19.97 to $24.79, adding 21¢ to each Parnassus share. TJX companies, parent of Marshalls and T.J. Maxx Stores, saw its stock price move up 13.4% from $20.48 to $23.23, adding 13¢ to the NAV. Both Family Dollar Stores and TJX bounced back when retail sales were better than expected.

Integrated Device Technology, Inc. (IDT), a specialized semiconductor manufacturer, contributed 25¢ to the NAV, as its stock soared 23.3% during the quarter from $10.69 to $13.18. IDT completed a merger with Integrated Circuit Systems (ICS),

The Parnassus Funds • December 31, 2005	3

and unlike many mergers, this one makes economic sense. IDT has a semiconductor factory that had been running at only 60% of capacity, while ICS outsourced the production of the computer-clock chips that it designs. IDT’s factory will now produce the clock chips at very little extra cost. Besides this cost-saving benefit, demand has been strong for both the clock chips and the network chips made by ICS.

Mentor Graphics, a maker of software used in designing semiconductors, added 23¢ to the NAV, as its stock price moved up 20.4% from $8.59 to $10.34. Mentor’s shares had dropped in the previous quarter because of lower orders, but prospects have improved since then.

Agere Systems, a semiconductor firm that used to be part of Lucent, contributed 18¢ to each Parnassus share, as its stock price climbed 24.9%, going from $10.33 to $12.90 a share. Agere benefited when disk-drive company Seagate Technology bought another disk-drive company called Maxtor. Agere supplies chips to Seagate, but not to Maxtor, so the merger means higher sales for Agere. The company has also seen higher demand for its products, especially for its communications chips used in cellular telephones.

The Parnassus Fund also benefited from the Seagate purchase of Maxtor in another way. We bought 500,000 shares of Maxtor between December 13 and 20. On December 21, Seagate announced the takeover. In that short period of time, Maxtor went from our cost of $4.54 to $6.84, when we sold it for a gain of 50.7% and a contribution of 12¢ to the NAV.

Newspaper firm Knight-Ridder, publisher of the Miami Herald and the San Jose Mercury News among other papers, added 13¢ to the NAV as it gained 8.4%, when its stock rose from $58.41 to $63.30. The company has announced that it is for sale, so the stock moved upward in anticipation of a higher buyout price.

Vishay Intertechnology, a supplier of capacitors and power MOSFETs (that control the supply of power in electronic devices), saw a 14.1% increase in its stock price from $12.06 to $13.76, for a contribution of 12¢ to the NAV. Higher sales and earnings at Vishay resulted from stronger demand for capacitors and for MOSFETs used in laptop computers and cell phones.

Novellus, a producer of equipment for the semiconductor industry, added 11¢ to the NAV as its stock moved from our cost of $21.60 to $24.94 where we sold it. The stock climbed 15.5% on anticipation of better orders, but we decided to use the Fund’s money to invest in companies with better prospects.

3M, the diversified industrial company, contributed 10¢ to each Parnassus share as its stock gained 6.9% from $72.53 to $77.50. The stock price moved higher, as overall economic conditions improved.

4	The Parnassus Funds • December 31, 2005

Outlook and Strategy

While this report is being written, in mid-January, conditions look positive, with the economy showing surprising strength. Neither Hurricane Katrina nor high oil prices appear to have done any long-term damage to the economy. The last time we had a big spurt in oil prices was in the 1970s, and that turned out to be a huge negative for the stock market. Since then, Americans have implemented conservation measures that reduced the economy’s dependence on oil. From a strictly environmental standpoint, higher oil prices are positive because they should lead to more conservation measures. (Sales of SUVs have already started to decline.) This may explain why the market has shrugged off the oil price hikes.

Interest rates are still relatively low with the fed funds rate at 4.25%, and it looks as if the Federal Reserve is just about finished raising rates. What’s really remarkable is that long-term rates have stayed very low with the yield on the 10-year Treasury note holding around 4.40%—not much more than short-term rates. Home mortgage rates are around 6% which is also low by historical standards. This interest rate environment should allow the economy to continue growing.

Other measures also show a strong economy. Unemployment is only at 4.9% (compared to over 10% in France and Germany) and consumer spending is strong. There is always the possibility that something unpredictable could happen, which could throw the economy into a recession. However, the American economy has proven to be very flexible and able to adjust to a broad range of economic conditions.

Stock valuations are also reasonable. We have had no trouble finding good companies at acceptable prices. The prices of the stocks in our portfolio did not appreciate as much as the market as a whole for the first three quarters of last year, so I’m hoping that we’ll be able to catch up in 2006. So far, we’re off to a good start. Our strategy is to stay fully invested in good, socially responsible companies that have reasonable valuations.

The Parnassus Funds • December 31, 2005	5

THE PARNASSUS WORKPLACE FUND

As of December 31, 2005, the NAV of the Parnassus Workplace Fund was $15.49, so after taking the dividend into account, the total return for the quarter was 2.64%. This compares to a return of 2.09% for the S&P 500 Index and 2.37% for the average multi-cap core fund followed by Lipper, Inc., so the Fund slightly outper-formed the indices.

Unfortunately, this was not enough to beat the indices for the period since inception (April 29, 2005), because the Fund only gained 3.60% compared to 9.29% for the S&P 500 and 11.85% for the Lipper average. The reason for this underperformance was that the Fund had about 70% of its assets in cash until the beginning of the fourth quarter. We wanted to invest our assets slowly and carefully, but our timing was not good. April proved to be the low point for the stock market, and stocks moved higher, while we were on the sidelines with cash. We can take some comfort from the fact that the Fund did beat the market once we were fully invested.

Below are a table and a graph that compare the Parnassus Workplace Fund with the S&P 500 Index and the Lipper Multi-Cap Core Average for the quarter and since inception:

	Quarter Ended December 31, 2005	Since Inception on April 29, 2005

PARNASSUS WORKPLACE FUND	2.64%	3.60%
S&P 500 Index	2.09%	9.29%
Lipper Multi-Cap Core Average	2.37%	11.85%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

6	The Parnassus Funds • December 31, 2005

Five stocks helped us beat the indices for the quarter, as each one added 5¢ or more to the NAV. Software firm Mentor Graphics added 11¢ to the NAV, since its stock climbed 20.4%, moving up from $8.59 to $10.34. Orders for Mentor’s software used to design semiconductors fell off in the third quarter, causing the stock price to drop and allowing the Fund an opportunity to invest at a low price. As the outlook improved in the fourth quarter, the stock moved higher.

Xilinx, the Silicon Valley supplier of programmable semiconductors, contributed 6¢ to each fund share, as the stock climbed 10.3%, advancing from our cost of $22.85 to $25.21 at the end of the quarter. The stock price was low early in the fourth quarter, because third quarter results were below expectations. Later in the quarter, orders picked up, sparked by increased demand for Xilinx chips used in cell phones, consumer electronic products and communications equipment.

Texas Instruments benefited from the same phenomenon as Xilinx: slow demand during the summer and early fall, followed by increased orders in the final quarter of the year. Texas Instruments boosted each fund share by 6¢, with its stock climbing 10.1% from our cost of $29.12 to $32.07 by the end of the quarter.

Canon, the Japanese electronics concern, also added 6¢ to the NAV, as its stock rose 11.9%— from $52.56 to $58.83. Strong sales of digital cameras moved the stock higher.

Nokia, the Finland-based maker of cell phones, contributed 6¢ to each fund share as its stock climbed 8.3% from our cost of $16.89 to $18.30 by the end of the quarter. Nokia has been gaining market share because of improved designs for its cellular phones.

The Parnassus Funds • December 31, 2005	7

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

3M, the Minnesota-based diversified industrial company, added 5¢ to the Fund’s NAV, as its stock rose 6.9%—from $72.53 to $77.50. The stock moved higher as economic conditions improved, giving a boost to the company’s broad portfolio of products.

No company in the portfolio lost more than 5¢ on the NAV, compared to five companies that contributed 5¢ or more. The biggest loser was Symantec, which was responsible for a loss of 4¢ in the NAV. In early November, the company reduced its forecast for sales and earnings, because of price competition and slower sales of its anti-virus software.

Philosophy of the Workplace Fund

The idea behind the Parnassus Workplace Fund is to invest in companies that are good places to work. There are two reasons for this philosophy. First, as owners of these businesses, we want our values to be consistent with our investments. We want to make money, but in a way that does not harm others.

The second basis for this philosophy is the notion that companies that treat their employees well should do well as businesses. Such companies are bound to have high employee morale, and a happy workforce should result in superior performance in the marketplace. I’m happy to say that at least for the first quarter in 2006 that the Fund has been fully invested, we have beat the market by a modest

8	The Parnassus Funds • December 31, 2005

amount. Of course, we definitely need more experience before we can be sure that our philosophy leads to higher returns. But so far, so good.

With each quarterly report, I’ll be writing about the workplace of one or two of our companies. Milton Moskowitz, an adviser to the Fund, will be helping me write these profiles. Milton is co-author of the annual Fortune magazine survey, “The 100 Best Companies to Work for.” The January 23, 2006 issue of Fortune carries the latest version of this survey, and you’ll find there many of our portfolio companies. I suggest that you read it to get an idea of the kind of companies we invest in.

You may notice that some of our portfolio companies are not on the Fortune list. This does not mean that they aren’t among the best companies to work for. There are a variety of reasons why a company does not appear on this list including the simple one that it chose not to apply. In any case, Parnassus conducts its own research to insure that companies in the Workplace Fund do provide their employees with an environment that allows them to grow and participate in the profits made by their companies.

One company in our portfolio that doesn’t appear in the article is Baldor Electric, a Ft. Smith, Arkansas-based company that makes small motors. About 20 years ago, Baldor adopted a high-tech manufacturing strategy that required its employees to be computer literate and capable of reading at a high level. Many of its employees at that time had very low literacy levels. Instead of discharging them, Baldor put them through training classes so that they could hold their jobs.

Although the company no longer has to have literacy classes, that same spirit prevails today. The company shows great respect for their employees, and has great two-way communication. There is also a profit-sharing plan, where 10% of the company’s pre-tax earnings are set aside for distribution to the staff.

Baldor also has a positive impact on the environment. It was one of the companies to market an energy efficient motor called “Super-E.”

Pfizer, another portfolio company, has invested $35 million in Uganda over the past five years to combat HIV/AIDS. Of that amount, $14 million went to build a research, treatment and caring center. The rest was spent on equipment, research and training, as well as free drugs for HIV patients.

I would like to thank all of you for investing in the Parnassus Workplace Fund.

The Parnassus Funds • December 31, 2005	9

THE PARNASSUS SMALL - CAP FUND

As of December 31, 2005, the NAV of the Parnassus Small-Cap Fund was $15.76, so taking the dividend into account, the total return for the fourth quarter was 5.40%. This compares to a return of 1.15% for the Russell 2000 Index and a return of 1.21% for the average small-cap core fund followed by Lipper, so the Parnassus Small-Cap Fund substantially outperformed the indices for the quarter. Unfortunately, this was not enough to move the Fund ahead of the indices for the period since inception (April 29, 2005). Since the Fund was mostly in cash until the beginning of the fourth quarter, we did not participate in the big run-up in small stocks from April 29 until September 30, when the Russell 2000 gained 16.73%. Our intentions were good, since we invested slowly and carefully from the outset, but our timing was unfortunate. Smaller stocks raced higher, while we were relatively flat, since most of our assets were in cash.

Once we became fully invested in the fourth quarter, our stock picks did beat the market by a substantial margin.

Below are a table and a graph, comparing the Parnassus Small-Cap Fund with the Russell 2000 Index and the Lipper Small-Cap Core Average for the quarter and since inception:

	Quarter Ended December 31, 2005	Since Inception on April 29, 2005
PARNASSUS SMALL-CAP FUND	5.40%	7.65%
Russell 2000 Index	1.15%	17.24%
Lipper Small-Cap Core Average	1.21%	16.28%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

10	The Parnassus Funds • December 31, 2005

Five companies can claim credit for most of our strong performance during the quarter. Each of them contributed at least 10¢ to the NAV, while no company cost the NAV as much as 10¢. The company with the worst performance was Connetics, which lost 8¢ on the NAV as its stock dropped 17.0%, going from $17.42 to $14.45. The company’s anti-acne drug, Velac, was not approved by the FDA, and this was the main reason for the decline. There is still some hope that it will be approved in the future, so we are holding on to the stock.

All of our winners for the quarter were technology stocks. The best performer was Integrated Device Technology which gained 23.3%, as the stock climbed from $10.69 to $13.18 for an increase of 18¢ to the NAV. The company has seen strong demand for its semiconductor products, and its recent merger with Integrated Circuit Systems will bring big cost savings.

Agere Systems added 13¢ to the NAV with the stock soaring 24.9% from $10.33 to $12.90. Higher demand for its chips used in cell phones and disk drives helped the stock move higher.

Mentor Graphics added 12¢ to the NAV, climbing from $8.59 to $10.34 for an increase of 20.4%. Improved conditions for sales of its software used in designing semiconductors helped the stock increase its market value.

Vishay Intertechnology contributed 10¢ to the NAV, as its stock price rose 14.1% from $12.06 to $13.76. Strong demand for its capacitors and power MOSFETs pushed the stock higher. (MOSFETs control the power supply to electronic devices.)

The Parnassus Funds • December 31, 2005	11

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

Novellus also added 10¢ to the NAV, since its stock price climbed 14.0% from our cost of $21.69 to $24.73 when we sold it. Expectations of higher orders for its equipment used in manufacturing semiconductors moved the stock higher, but we sold the issue, since we had other places to put the money.

We’re hopeful that the Fund can keep up the good performance it displayed in the fourth quarter.

12	The Parnassus Funds • December 31, 2005

THE PARNASSUS MID-CAP FUND

As of December 31, 2005, the NAV of the Parnassus Mid-Cap Fund was $15.30, so the total return for the fourth quarter was 3.98%. This compares to a gain of 3.34% for the S&P MidCap 400 Index and 1.82% for the average mid-cap value fund followed by Lipper, Inc. Although we beat the indices for the quarter, we under-performed for the period since inception (April 29, 2005). For that period, the Fund gained 3.22% compared to 17.58% for the S&P MidCap 400 Index and 14.36% for the Lipper Mid-Cap Value Average. Because we made a decision to invest slowly and carefully, the Fund was mostly in cash until early in the fourth quarter. During that period, the S&P MidCap Index soared a total of 16.73%, while we were almost flat.

Below are a table and a graph comparing the Parnassus Mid-Cap Fund with the S&P MidCap 400 Index and the Lipper Mid-Cap Value Average.

	Quarter Ended December 31, 2005	Since Inception on April 29, 2005
PARNASSUS MID-CAP FUND	3.98%	3.22%
S&P MidCap 400 Index	3.34%	17.58%
Lipper Mid-Cap Value Average	1.82%	14.36%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P MidCap 400 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

Four stocks in the Mid-Cap portfolio contributed 10¢ or more to the NAV. Unfortunately, two stocks had sharp declines during the quarter, each accounting for a loss of 20¢ to each Parnassus share. Kinetic Concepts dropped 31.2%, sinking from $57.80 to $39.76. The company has a number of medical products, but the one with the most promise is the VAC System that heals serious wounds. On October 28, 2005 the Center for Medicare and Medicaid Services (CMS) assigned the same reimbursement code for the VAC to the Versatile 1, a product of competitor Blue Sky. Clinical studies show the VAC to be a superior product, but assignment of the same reimbursement code meant that CMS considered the Versatile 1 to be the functional equivalent of the VAC. As a practical matter, this means that there will be much more price competition for Kinetic Concepts, which will reduce both revenue and earnings.

The Parnassus Funds • December 31, 2005	13

[1]	Composition and sector weightings are based on total investments, rather than net assets. Sector distribution and portfolio characteristics are subject to change.

14	The Parnassus Funds • December 31, 2005

The other stock costing the Fund 20¢ on the NAV was Lexmark International, the maker of printers. Lexmark dropped 26.4%, as its stock sank from $60.94 to $44.83. Stiff competition from Hewlett-Packard and Dell caused market share losses and lower prices.

Three retailers made substantial positive contributions to the Fund’s share price during the quarter. In all three cases, concerns about consumer spending because of higher gas prices and the effects of Hurricane Katrina forced down the market value of the stocks. As retail spending picked up later in the quarter, the stock prices came back. Family Dollar Stores added 17¢ to the NAV, as its shares gained 24.1%, climbing from $19.97 to $24.79. Ross Stores added 13¢ to each fund share, when its stock rose 20.4% from $24.01 to $28.90. TJX Companies, parent of TJ Maxx and Marshalls, gained 13.4% on a share price increase from $20.48 to $23.23, thereby adding 10¢ to the NAV.

Semiconductor equipment-manufacturer Novellus contributed 10¢ to the NAV, since its stock rose 9.6% from our cost of $22.00 to $24.12. Expectation of higher orders moved the stock higher.

Company Notes

Kinetic Concepts and The Children’s Center, the oldest and largest emergency shelter for young children in South Texas, announced the opening of a new San Antonio-based facility named KCI Servant’s Heart Residential Treatment Center. The company donated the building and surrounding property to develop a residential treatment center for abused children and adolescents. It will be a primary residence for 36 children in need of ongoing, specialized care and therapeutic programming until they are able to thrive in foster homes and, ultimately, be adopted.

Marshalls, a subsidiary of the TJX Companies, continued its long-term work to stop domestic violence, when it held its annual “Shop ’Til It Stops Day” on October 14. This was the 12th consecutive year that Marshalls donated 1% of the day’s sales from all of its stores to the Family Violence Prevention Fund.

Finally, I would like to thank all of you who invested in any of the Parnassus Funds. We appreciate your support and your commitment to social responsibility.

Yours truly,

Jerome L. Dodson
President

The Parnassus Funds • December 31, 2005	15

FUND EXPENSES (UNAUDITED)

As a shareholder of the funds, you incur ongoing costs, which include portfolio-management fees, administrative fees, shareholder reports, and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2005 to December 31, 2005.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

16	The Parnassus Funds • December 31, 2005

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*
The Parnassus Fund: Actual	$1,000.00	$1,048.09	$5.08
Hypothetical (5% before expenses)	$1,000.00	$1,020.10	$5.01

The Workplace Fund: Actual	$1,000.00	$1,029.78	$6.11
Hypothetical (5% before expenses)	$1,000.00	$1,019.05	$6.07

The Small-Cap Fund: Actual	$1,000.00	$1,049.87	$7.19
Hypothetical (5% before expenses)	$1,000.00	$1,018.05	$7.08

The Mid-Cap Fund: Actual	$1,000.00	$1,016.59	$7.08
Hypothetical (5% before expenses)	$1,000.00	$1,018.05	$7.08

*	Expenses are equal to the fund’s annualized expense ratio of 0.99%, 1.20%, 1.40%, and 1.40% for the Parnassus Fund, the Parnassus Workplace Fund, the Small-Cap Fund, and the Mid-Cap Fund respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 183/365 (to reflect the one-half year period).

The Parnassus Funds • December 31, 2005	17

THE PARNASSUS FUND

Stocks Sold

January 1 through December 31, 2005 (unaudited)

Company	Realized Gain (Loss)	Number of Shares	Cost	Per Share	Sale Proceeds	Per Share
3M Company	$3,062	60,000	$4,564,880	$76.08	$4,567,942	$76.13
Adaptec Inc.	144,638	100,000	351,000	3.51	495,638	4.96
AFLAC Incorporated	1,579,446	300,000	11,620,691	38.74	13,200,137	44.00
Agere Systems Inc.	(45,191)	215,000	2,450,010	11.40	2,404,819	11.19
Agilent Technologies	6,769	1,000	23,360	23.36	30,129	30.13
Alliance Data Systems Corp.	(9,829)	30,000	1,099,107	36.64	1,089,278	36.31
Altera Corporation	166,826	70,000	1,275,776	18.23	1,442,602	20.61
Ann Taylor Stores	889,558	300,000	6,299,086	21.00	7,188,644	23.96
Applied Materials Inc.	45,172	180,000	2,896,805	16.09	2,941,977	16.34
Automatic Data Processing Inc.	70,841	75,000	3,237,796	43.17	3,308,637	44.12
Authur J. Gallagher & Co.	202,855	375,000	10,773,520	28.73	10,976,375	29.27
Avocent Corporation	920,227	300,000	7,044,660	23.48	7,964,887	26.55
Avon Products Inc.	(726,734)	250,000	7,657,022	30.63	6,930,288	27.72
Best Buy Corp. Inc.	216,573	10,000	490,214	49.02	706,787	70.68
Computer Associates	(54)	94	2,563	27.27	2,509	26.69
Cadence Design Systems	90,533	225,000	3,103,466	13.79	3,193,999	14.20
Charles Schwab Corp.	5,488,508	1,150,000	10,162,315	8.84	15,650,823	13.61
Credence Systems	475,063	325,000	2,404,056	7.40	2,879,119	8.86
Cymer Inc.	63,828	5,000	122,450	24.49	186,278	37.26
Dana Corporation	(219)	1,000	12,140	12.14	11,921	11.92
E*Trade Financial Corp.	65,473	10,000	107,530	10.75	173,003	17.30
Electro Scientific Industries Inc.	168,990	190,000	3,657,874	19.25	3,826,864	20.14
Electronics for Imaging Inc.	328,232	30,000	490,051	16.34	818,283	27.28
Ethan Allen Interiors Inc.	424,908	350,000	11,203,162	32.01	11,628,070	33.22
Emdeon Corporation	25,734	111,157	885,753	7.97	911,487	8.20
Family Dollar Stores	(180,428)	150,000	3,629,498	24.20	3,449,070	22.99
Fannie Mae	228,065	100,000	5,616,690	56.17	5,844,755	58.45
First Horizon National Corp.	7,705	10,000	408,180	40.82	415,885	41.59
Forest Laboratories Inc.	(1,712,456)	350,000	14,384,891	41.10	12,672,435	36.21
Freddie Mac	751,701	205,000	12,618,414	61.55	13,370,115	65.22
Gannett Corp. Inc.	(2,831,744)	225,000	18,263,364	81.17	15,431,620	68.58
H&R Block Inc.	232,667	25,000	1,163,315	46.53	1,395,982	55.84
Hewlett-Packard Company	37,808	20,000	394,800	19.74	432,608	21.63

18

Company	Realized Gain (Loss)	Number of Shares	Cost	Per Share	Sale Proceeds	Per Share
IBM Corporation	$36,326	40,000	$2,987,547	$74.69	$3,023,873	$75.60
IVAX Corporation	906,892	325,000	5,089,052	15.66	5,995,944	18.45
Integrated Circuit Systems Inc.	47,810	60,000	1,263,190	21.05	1,311,000	21.85
J.P. Morgan Chase & Co.	(911,491)	400,000	14,928,580	37.32	14,017,089	35.04
Knight-Ridder Inc.	(216,242)	100,000	6,454,216	64.54	6,237,974	62.38
Laboratory Corporation	2,560,507	275,000	10,797,066	39.26	13,357,573	48.57
Leap Wireless International Inc.	640,381	100,000	3,155,250	31.55	3,795,631	37.96
Limited Brands	(4,198)	10,000	208,100	20.81	203,902	20.39
McKesson Corporation	386,377	150,000	4,174,580	27.83	4,560,957	30.41
Mattel Inc.	(399,706)	225,000	4,056,690	18.03	3,656,984	16.25
Maxtor Corp.	1,150,402	500,000	2,270,055	4.54	3,420,457	6.84
Mentor Graphics Corp.	(915,932)	300,000	3,363,770	11.21	2,447,838	8.16
Montpelier Re Holdings Ltd.	1,047,432	275,000	9,891,066	35.97	10,938,498	39.78
Nokia Corporation	5,361,386	1,400,000	16,431,665	11.74	21,793,051	15.57
Novellus Systems Inc.	1,002,587	300,000	6,479,925	21.60	7,482,512	24.94
Pfizer Inc.	(918,916)	100,000	3,313,826	33.14	2,394,910	23.95
Pier 1 Imports, Inc.	(1,092,830)	370,000	5,094,255	13.77	4,001,425	10.81
Qwest Diagnostics, Inc.	2,820,005	125,000	9,490,677	75.93	12,310,682	98.49
Reebok International	2,682,652	250,000	11,420,358	45.68	14,103,010	56.41
RenaissanceRe Holdings Ltd.	(1,835,867)	320,000	17,273,157	53.98	15,437,290	48.24
Ross Stores Inc.	(85,234)	50,000	1,386,285	27.73	1,301,051	26.02
Sigmatel Inc.	(4,646)	125,000	1,775,260	14.20	1,770,614	14.16
St. Paul Travelers Companies Inc.	(1,221,479)	450,000	18,456,888	41.02	17,235,409	38.30
TJX Companies Inc.	(20,508)	225,000	5,094,426	22.64	5,073,918	22.55
Teradyne Inc.	(79,586)	40,000	575,857	14.40	496,271	12.41
The Talbots Inc.	213,400	60,000	1,536,415	25.61	1,749,815	29.16
WR Berkley Corporation	72,186	10,000	338,580	33.86	410,766	41.08
Wells Fargo & Co.	1,415,505	315,000	17,902,566	56.83	19,318,071	61.33
Xilinx Inc.	(3,033)	10,000	271,022	27.10	267,989	26.80
Total	$19,762,707		$333,894,763		$353,657,470

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds:

We have audited the accompanying statements of assets and liabilities of the Parnassus Funds (the “Trust”), formerly the Parnassus Fund, (comprising the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund), including the portfolios of investments as of December 31, 2005, and the related statements of operations for the year then ended for the Parnassus Fund and for the period April 29, 2005 (inception) through December 31, 2005 for the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, the statements of changes in net assets for each of the two years in the period then ended for the Parnassus Fund and for the period April 29, 2005 through December 31, 2005 for the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, and the financial highlights for each of the five years in the period then ended for the Parnassus Fund and for the period April 29, 2005 through December 31, 2005 for the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

20	The Parnassus Funds • December 31, 2005

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds as of December 31, 2005, the results of their operations for the year then ended for the Parnassus Fund and for the period April 29, 2005 (inception) through December 31, 2005 for the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, the changes in net assets for each of the two years in the period then ended for the Parnassus Fund and for the period April 29, 2005 through December 31, 2005 for the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, and the financial highlights for each of the five years in the period then ended for the Parnassus Fund and for the period April 29, 2005 to December 31, 2005 for the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

February 3, 2006

The Parnassus Funds • December 31, 2005	21

THE PARNASSUS FUND

Portfolio of Investments

as of December 31, 2005

Shares	Common Stocks	Percent of Net Assets	Market Value
	BIOTECHNOLOGY
175,000	Amgen Inc.[1]		$13,800,500
225,000	Invitrogen Corp.[1,2]		14,994,000

		9.8%	$28,794,500

	COMPUTERS
50,000	International Business Machines Corp.		$4,110,000
500,000	Radisys Corp.[1,2]		8,670,000

		4.4%	$12,780,000

	COMPUTER PERIPHERALS
250,000	Lexmark International Inc.[1]		$11,207,500
150,000	Electronics For Imaging [1,2]		3,991,500

		5.2%	$15,199,000

	DATA PROCESSING SERVICES
150,000	Automatic Data Processing Inc.	2.4%	$6,883,500

	DISTRIBUTION
20,000	CDW Corp.	0.4%	$1,151,400

	ELECTRONICS
250,000	Plantronics Inc.[2]		$7,075,000
700,000	Vishay Intertechnology Inc.[1]		9,632,000

		5.7%	$16,707,000

	FINANCIAL SERVICES
1,000	American Express Co.		$51,460
200,000	Charles Schwab Corp.		2,934,000

		1.0%	$2,985,460

	FOOTWEAR
50,000	K-Swiss Inc.[2]	0.6%	$1,622,000

	HEALTHCARE PRODUCTS
600,000	Boston Scientific Corp.[1]		$14,694,000
5,000	The Cooper Cos. Inc.[2]		256,500
10,000	Kinetic Concepts Inc.[1]		397,600

		5.2%	$15,348,100

	HEALTHCARE SERVICES
49,618	Emdeon Corp.[1]		$419,768
10,000	Health Management Associates Inc.		219,600

		0.2%	$639,368

	INDUSTRIAL MANUFACTURING
140,000	3M Co.	3.7%	$10,850,000

22	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	INTERNET
1,000	eBay Inc.[1]	0.0%	$43,250

	MEDIA
150,000	Knight-Ridder Inc.[2]	3.2%	$9,495,000

	MEDICAL EQUIPMENT
35,000	Invacare Corp.	0.4%	$1,102,150

	NETWORKING PRODUCTS
750,000	Cisco Systems Inc.[1]	4.4%	$12,840,000

	PACKAGED FOODS
125,000	Hain Celestial Group Inc.[1,2]	0.9%	$2,645,000

	PHARMACEUTICALS
315,000	Connetics Corp.[1,2]		$4,551,750
500,000	Pfizer Inc.		11,660,000

		5.5%	$16,211,750

	RETAIL
25,000	Bed Bath & Beyond Inc.[1]		$903,750
1,000	Costco Wholesale Corp.		49,470
300,000	Family Dollar Stores[2]		7,437,000
350,000	Petco Animal Supplies Inc.[1,2]		7,682,500
450,000	Restoration Hardware Inc.[1,2]		2,709,000
500,000	Ross Stores Inc.[2]		14,450,000
700,000	The Gap Inc.		12,348,000
25,000	Home Depot Inc.		1,012,000
275,000	TJX Companies Inc.		6,388,250

		18.2%	$52,979,970

	SEMICONDUCTORS
675,000	Agere Systems Inc.[1,2]		$8,707,500
300,000	Altera Corp.[1]		5,559,000
1,050,000	Integrated Device Technology Inc.[1,2]		13,839,000
225,000	International Rectifier Corp.[1,2]		7,177,500
400,000	Lattice Semiconductor Corp.[1,2]		1,728,000
200,000	Xilinx Inc.		5,042,000

		14.5%	$42,053,000

	SEMICONDUCTOR
	CAPITAL EQUIPMENT
400,000	Brooks Automation Inc.[1,2]		$5,012,000
1,000,000	Credence Systems Corp.[1,2]		6,960,000
100,000	Electro Scientific Industries Inc.[1,2]		2,415,000

		4.9%	$14,387,000

The accompanying notes are an integral part of these financial statements.	23

THE PARNASSUS FUND

Portfolio of Investments

as of December 31, 2005 continued

Shares	Common Stocks	Percent of Net Assets	Market Value
	SOFTWARE
30,000	Hyperion Solutions Corp.1,		$1,074,600
1,400,000	Mentor Graphics Corp.[1,2]		14,476,000
600,000	Symantec Corp.[1]		10,500,000

		8.9%	$26,050,600

	TELECOMMUNICATIONS
5,000	Nokia Corp. (ADR) 1,		91,500
75,000	Polycom Inc.[1,2]		1,147,500

		0.4%	$1,239,000

	Total investment in common stocks
	(cost $ 288,843,739)	99.9%	$292,007,048

Principal Amount $	Short-Term Investments
	Certificates of Deposit [3]
100,000	Albina Community Bank
	2.160%, matures 01/24/06		$99,736
100,000	Community Bank of the Bay
	3.730%, matures 09/06/06		97,271
100,000	Community Capital Bank
	2.750%, matures 02/05/06		99,606
100,000	Louisville Community
	Development Bank
	2.500%, matures 05/10/06		98,575
100,000	Opportunities Credit Union
	2.600%, due 04/25/06		98,740
100,000	Self Help Credit Union
	1.500%, matures 01/14/06		99,850
100,000	South Shore Bank Cleveland
	3.950%, matures 11/02/06		96,637
100,000	Wainwright Bank & Trust Co.
	3.250%, matures 11/04/06		96,625

		0.3%	$787,040

24	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
6,178	Evergreen U.S. Government Fund
	variable rate, 3.950%		$6,178
14,204	Goldman Sachs FS Government Fund
	variable rate, 4.120%		14,204
53,001	Scudder Government Fund
	variable rate, 4.050%		53,001
2	SSGA U.S. Government Fund
	variable rate, 3.880%		2

		0.0%	$73,385

	Community Development Loans[3]
100,000	Boston Community Loan Fund
	2.00%, matures 06/30/06		$97,025
100,000	Boston Community Loan Fund
	2.00%, matures 06/30/06		97,025
100,000	Vermont Community Loan Fund
	2.000%, matures 12/07/06		94,395

		0.1%	$288,445

The accompanying notes are an integral part of these financial statements.	25

THE PARNASSUS FUND

Portfolio of Investments

as of December 31, 2005 continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies

56,468,766	State Street Navigator Securities Lending Prime Portfolio	19.3%	$56,468,766
	variable rate, 4.230%

	Total short-term securities (cost $57,617,636)	19.7%	$57,617,636

	Total securities (cost $346,461,375)	119.6%	$349,624,684

	Payable upon return of securities loaned	–19.3%	$(56,468,766)
	Other assets and liabilities – net	–0.3%	(771,581)

	Total net assets	100.0%	$292,384,337

1	These securities are non-income producing.
2	This security or partial position of this security was on loan at December 31, 2005 (See Note 1). The total value of securities on loan on December 31, 2005 was $54,843,490.
3	Market value adjustments have been applied to these securities to reflect early withdrawal. Fund holdings will vary over time.

Fund shares are not FDIC insured.

26	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments in securities, at market value (identified cost $288,843,739)	$292,007,048
Temporary investments in short-term securities (at amortized cost which approximates market value)	57,617,636
Cash	53,713
Receivables:
Dividends and interest	138,516
Investment securities sold	911,487
Capital shares sold	15,583
Other assets	29,221

Total assets	$350,773,204

Liabilities

Custodian overdraft	1,179,796
Payable upon return of loaned securities	56,468,766
Capital shares redeemed	334,095
Fees payable to Parnassus Investments	248,251
Accounts payable and accrued expenses	157,959

Total liabilities	$58,388,867

Net assets	$292,384,337

Net assets consist of

Undistributed net investment income	—
Unrealized appreciation on securities	3,163,309
Accumulated net realized loss	(36,297,959)
Capital paid-in	325,518,987

Total net assets	$292,384,337

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($292,384,337 divided by 9,230,089 shares)	$31.68

The accompanying notes are an integral part of these financial statements.	27

THE PARNASSUS FUND

Statement of Operations

Year ended December 31, 2005

Investment income

Dividends (net of foreign tax witholding of $32,058)	$3,148,727
Interest	1,352,631
Securities lending	79,439
Other income	65,255

Total investment income	$4,646,052

Expenses

Investment advisory fees (note 5)	2,023,471
Transfer agent fees (note 5)	434,325
Fund administration (note 5)	210,894
Service provider fees (note 5)	28,532
Reports to shareholders	166,490
Registration fees and expenses	55,532
Custody fees	25,853
Professional fees	102,815
Trustee fees and expenses	28,518
Other expenses	83,323

Total expenses	$3,159,753
Fees waived by Parnassus Investments (note 5)	(131,972)
Expense offset (note 6)	(2,980)

Net expenses	$3,024,801

Net investment income	$1,621,251

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions	$19,754,743
Net change in unrealized appreciation (depreciation) of securities	(15,147,636)

Net realized and unrealized gain (loss) on securities	$4,607,107

Net increase in net assets resulting from operations	$6,228,358

28	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2005	Year Ended December 31, 2004
Income (loss) from operations

Net investment income	$1,621,251	$1,383,386
Net realized gain (loss) from securities transactions	19,754,743	(2,413,317)
Net change in unrealized appreciation (depreciation)	(15,147,636)	13,552,815

Increase (decrease) in net assets resulting from operations	$6,228,358	$12,522,884

Distributions
From net investment income	$(1,874,198)	$(1,420,609)

From capital share transactions
Increase (decrease) in net assets from capital share transactions	(51,863,160)	(40,763,894)

Increase (decrease) in net assets	$(47,509,000)	$(29,661,619)

Net assets

Beginning of period	339,893,337	369,554,956
End of period (including undistributed net investment income of $0 and $176,887 respectively)	$292,384,337	$339,893,337

The accompanying notes are an integral part of these financial statements.	29

THE PARNASSUS WORKPLACE FUND

Portfolio of Investments

as of December 31, 2005

Shares	Common Stocks	Percent of Net Assets	Market Value
	BIOTECHNOLOGY
200	Amgen Inc.[1]	1.6%	$15,772

	COMPUTERS
200	International Business Machines Corp.	1.6%	$16,440

	DISTRIBUTION
700	CDW Corp.	4.0%	$40,299

	ELECTRIC MOTORS
1,400	Baldor Electric	3.5%	$35,910

	ELECTRONICS
1,100	Plantronics Inc.	3.1%	$31,130

	FINANCIAL SERVICES
700	American Express Co.		$36,022
100	First Horizon National Corp.		3,844
200	H&R Block Inc.		4,910
400	SEI Investments Co.		14,800

		5.9%	$59,576

	FOOTWEAR
400	Nike Inc.		$34,716
1,000	Timberland Co.[1]		32,550

		6.6%	$67,266

	FURNITURE
200	Herman Miller Inc.	0.6%	$5,638

	HEALTHCARE PRODUCTS
800	Johnson & Johnson	4.7%	$48,080

	HOME PRODUCTS
1,600	WD-40 Co.	4.1%	$42,016

	INDUSTRIAL MANUFACTURING
600	3M Co.	4.6%	$46,500

	INSURANCE
100	AFLAC Inc.	0.5%	$4,642

	INTERNET
100	eBay Inc.[1]	0.4%	$4,325

	LODGING
400	Four Seasons Hotels Inc.[1]	2.0%	$19,900

	MACHINERY
100	Graco Inc.	0.4%	$3,648

30	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	NETWORKING PRODUCTS
2,800	Cisco Systems Inc.[1]	4.7%	$47,936

	OFFICE EQUIPMENT
600	Canon Inc.[1]	3.5%	$35,298

	PACKAGED FOODS
1,000	JM Smucker Co.	4.3%	$44,000

	PERSONAL CARE
100	Avon Products Inc.	0.3%	$2,855

	PHARMACEUTICALS
1,800	Pfizer Inc.	4.1%	$41,976

	RETAIL
100	Costco Wholesale Corp.		$4,947
2,800	The Gap Inc.		49,392

		5.4%	$54,339

	SEMICONDUCTORS
1,300	Texas Instruments Inc.		$41,691
1,700	Xilinx Inc.		42,857

		8.3%	$84,548

	SOFTWARE
150	Hyperion Solutions Corp.[1]		$5,373
4,000	Mentor Graphics Corp.[1]		41,360
3,100	Symantec Corp.[1]		54,250

		10.0%	$100,983

	TELECOMMUNICATIONS
2,400	Nokia Corp. (ADR) [1]	4.3%	$43,920

	TRANSPORTATION
700	Harley-Davidson Inc.	3.6%	$36,043

	Total investment in common stocks
	(cost $904,770)	92.1%	$933,040

The accompanying notes are an integral part of these financial statements.	31

THE PARNASSUS WORKPLACE FUND

Portfolio of Investments

as of December 31, 2005 continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds

43,404	Janus Government Fund variable rate, 4.160%		$43,404
37	SSGA U.S. Government Fund variable rate, 3.880%		37

		4.3%	$43,441

	Total short-term securities
	(cost $43,441)	4.3%	$43,441

	Total securities
	(cost $948,211)	96.4%	$976,481

	Other assets and liabilities – net	3.6%	$36,481

	Total net assets	100.0%	$1,012,962

1	These securities are non-income producing.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

32	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS WORKPLACE FUND

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments in securities, at market value (identified cost $904,770)	$933,040
Temporary investments in short-term securities (at amortized cost which approximates market value)	43,441
Cash	25,765
Receivables:
Dividends and interest	746
Other assets	22,144

Total assets	$1,025,136

Liabilities
Due to Parnassus Investments	3,136
Capital shares redeemed	29
Accounts payable and accrued expenses	9,009

Total liabilities	$12,174

Net assets	$1,012,962

Net assets consist of

Undistributed net investment income	—
Unrealized appreciation on securities	28,270
Accumulated net realized loss	(4,967)
Capital paid-in	989,659

Total net assets	$1,012,962

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($1,012,962 divided by 65,406 shares)	$15.49

The accompanying notes are an integral part of these financial statements.	33

THE PARNASSUS WORKPLACE FUND

Statement of Operations

for period April 29, 2005 (inception) through December 31, 2005

Investment income

Dividends	$3,318
Interest	4,720

Total investment income	$8,038

Expenses

Investment advisory fees (note 5)	4,245
Transfer agent fees (note 5)	1,293
Fund administration (note 5)	344
Service provider fees (note 5)	321
Reports to shareholders	2,000
Registration fees and expenses	13,985
Custody fees	2,036
Professional fees	6,639
Trustee fees and expenses	9
Other expenses	3,999

Total expenses	$34,871
Fees waived by Parnassus Investments (note 5)	(27,075)
Expense offset (note 6)	(1,736)

Net expenses	$6,060

Net investment income	$1,978

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions	$(3,975)
Net change in unrealized appreciation (depreciation) of securities	28,270

Net realized and unrealized gain (loss) on securities	$24,295

Net increase in net assets resulting from operations	$26,273

34	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS WORKPLACE FUND

Statement of Changes in Net Assets

April 29, 2005 (inception) through December 31, 2005
Income (loss) from operations

Net investment income	$1,978
Net realized gain (loss) from securities transactions	(3,975)
Net change in unrealized appreciation (depreciation)	28,270

Increase (decrease) in net assets resulting from operations	$26,273

Distributions

From net investment income	$(3,234)

From capital share transactions

Increase (decrease) in net assets from capital share transactions	989,923

Increase (decrease) in net assets	$1,012,962

Net assets

Beginning of period	—
End of period (including undistributed net investment income of $0)	$1,012,962

The accompanying notes are an integral part of these financial statements.	35

THE PARNASSUS SMALL - CAP FUND

Portfolio of Investments

as of December 31, 2005

Shares	Common Stocks	Percent of Net Assets	Market Value
	APPAREL
100	Christopher & Banks Corp.		$1,878
300	Talbots Inc.		8,346

		0.8%	$10,224

	BUILDING MATERIALS
200	Trex Co., Inc.[1]	0.5%	$5,610

	CHEMICAL
500	Calgon Carbon Corp.	0.2%	$2,845

	COMPUTERS
2,000	Radisys Corp.[1]	2.8%	$34,680

	DATA PROCESSING SERVICES
800	Convergys Corp.[1]	1.0%	$12,680

	ELECTRONICS
2,000	Plantronics Inc.		$56,600
4,000	Vishay Intertechnology Inc.[1]		55,040

		9.1%	$111,640

	FOOTWEAR
1,200	K-Swiss Inc.		$38,928
600	Timberland Co.[1]		19,530
1,000	Wolverine World Wide Inc.		22,460

		6.6%	$80,918

	HEALTHCARE PRODUCTS
200	The Cooper Cos., Inc.		$10,260
400	Cytyc Corp.[1]		11,292
1,300	Kinetic Concepts Inc.[1]		51,688

		6.0%	$73,240

	HEALTHCARE SERVICES
1,489	Emdeon Corp.[1]	1.0%	$12,597

	HOME PRODUCTS
1,600	WD-40 Co.	3.4%	$42,016

	INDUSTRIAL MANUFACTURING
500	Applied Films Corp.[1]	0.8%	$10,385

	INSURANCE BROKERAGE
600	Arthur J. Gallagher & Co.	1.5%	$18,528

	MACHINERY
500	Graco Inc.	1.5%	$18,240

36	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	MEDIA
300	Dow Jones & Co, Inc.	0.9%	$10,647

	MEDICAL EQUIPMENT
1,600	Invacare Corp.	4.1%	$50,384

	NETWORKING PRODUCTS
100	Adaptec Inc.[1]		$582
3,000	JDS Uniphase Corp.[1]		7,080

		0.6%	$7,662

	PACKAGED FOODS
300	Hain Celestial Group Inc.[1]		$6,348
1,100	JM Smucker Co.		48,400

		4.5%	$54,748

	PHARMACEUTICALS
2,500	Connetics Corp.[1]	3.0%	$36,125

	RETAIL
1,000	Borders Group Inc.		$21,670
2,300	Petco Animal Supplies Inc.		50,485
300	Pier 1 Imports Inc.		2,619
4,000	Restoration Hardware Inc.		24,080

		8.1%	$98,854

	SEMICONDUCTORS
2,800	Actel Corp.[1]		$35,644
3,200	Agere Systems Inc.[1]		41,280
4,700	Integrated Device Technology Inc.[1]		61,946
1,500	International Rectifier Corp.[1]		47,850
5,000	Lattice Semiconductor Corp.[1]		21,600

		17.1%	$208,320

	SEMICONDUCTOR CAPITAL EQUIPMENT
4,500	Brooks Automation Inc.[1]		$56,385
9,000	Credence Systems Corp.[1]		62,640

		9.8%	$119,025

	SOFTWARE
150	Hyperion Solutions Corp.[1]		$5,377
5,500	Mentor Graphics Corp.[1]		56,870

		5.1%	$62,247

The accompanying notes are an integral part of these financial statements.	37

THE PARNASSUS SMALL - CAP FUND

Portfolio of Investments

as of December 31, 2005 continued

Shares	Common Stocks	Percent of Net Assets	Market Value
	TELECOMMUNICATIONS
500	Leap Wireless International Inc.[1]		$18,940
400	Polycom Inc.[1]		6,120

		2.0%	$25,060

	Total investment in common stocks
	(cost $ 1,065,872)	90.4%	$1,106,675

Principal Amount $	Short-Term Investments
	Registered Investment Companies—Money Market Funds
52,001	Janus Government Fund
	variable rate, 4.160%		$52,001
1	SSGA U.S. Government Fund
	variable rate, 3.880%		1

		4.2%	$52,002

	Total short-term securities
	(cost $ 52,002)	4.2%	$52,002

	Total securities
	(cost $ 1,117,874)	94.6%	$1,158,677

	Other assets and liabilites – net	5.4%	$65,873

	Total net assets	100.0%	$1,224,550

1	These securities are non-income producing.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

38	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS SMALL - CAP FUND

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments in securities, at market value (identified cost $1,065,872)	$1,106,675
Temporary investments in short-term securities (at amortized cost which approximates market value)	52,002
Cash	25,565
Receivables:
Dividends and interest	628
Investment securities sold	27,339
Capital shares sold	5,950
Other assets	22,144

Total assets	$1,240,303
Liabilities

Custodian overdraft	2,635
Due to Parnassus Investments	3,807
Capital shares redeemed	246
Accounts payable and accrued expenses	9,065

Total liabilities	$15,753

Net assets	$1,224,550

Net assets consist of

Undistributed net investment income	—
Unrealized appreciation on securities	40,803
Accumulated net realized loss	(20)
Capital paid-in	1,183,767

Total net assets	$1,224,550

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($ 1,224,550 divided by 77,681 shares)	$15.76

The accompanying notes are an integral part of these financial statements.	39

THE PARNASSUS SMALL - CAP FUND

Statement of Operations

for period April 29, 2005 (inception) through December 31, 2005

Investment income

Dividends	$1,856
Interest	3,593
Other income	42

Total investment income	$5,491

Expenses

Investment advisory fees (note 5)	4,801
Transfer agent fees (note 5)	1,085
Fund administration (note 5)	331
Service provider fees (note 5)	181
Reports to shareholders	2,000
Registration fees and expenses	13,985
Custody fees	2,326
Professional fees	6,639
Trustee fees and expenses	8
Other expenses	4,025

Total expenses	$35,381
Fees waived by Parnassus Investments (note 5)	(26,738)
Expense offset (note 6)	(1,825)

Net expenses	$6,818

Net investment loss	$(1,327)

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions	$30,393
Net change in unrealized appreciation (depreciation) of securities	40,803

Net realized and unrealized gain (loss) on securities	$71,196

Net increase in net assets resulting from operations	$69,869

40	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS SMALL - CAP FUND

Statement of Changes in Net Assets

April 29, 2005 (inception) through December 31, 2005
Income (loss) from operations

Net investment loss	$(1,327)
Net realized gain (loss) from securities transactions	30,393
Net change in unrealized appreciation (depreciation)	40,803

Increase (decrease) in net assets resulting from operations	$69,869

Distributions

From realized capital gains	$(29,324)

From capital share transactions

Increase (decrease) in net assets from capital share transactions	1,184,005

Increase (decrease) in net assets	$1,224,550

Net assets

Beginning of period	—
End of period (including undistributed net investment income of $0)	$1,224,550

The accompanying notes are an integral part of these financial statements.	41

THE PARNASSUS MID - CAP FUND

Portfolio of Investments

as of December 31, 2005

Shares	Common Stocks	Percent of Net Assets	Market Value
	APPAREL
500	Liz Claiborne Inc.	2.8%	$17,910

	BIOTECHNOLOGY
500	Invitrogen Corp.[1]	5.2%	$33,320

	BUILDING MATERIALS
500	Masco Corp.	2.4%	$15,095

	COMPUTER PERIPHERALS
700	Lexmark International Inc.[1]	4.9%	$31,381

	DATA PROCESSING SERVICES
300	SEI Investments Co.	1.7%	$11,100

	ELECTRONICS
1,000	Plantronics Inc.		$28,300
100	Solectron Corp.[1]		366

		4.5%	$28,666

	FINANCIAL SERVICES
100	Charles Schwab Corp.	0.2%	$1,467

	FOOD PRODUCTS
600	McCormick & Co. Inc.	2.9%	$18,552

	FOOTWEAR
800	Foot Locker Inc.	2.9%	$18,872

	HAND & MACHINE TOOLS
200	The Stanley Works	1.5%	$9,608

	HEALTHCARE PRODUCTS
900	Kinetic Concepts Inc.[1]	5.6%	$35,784

	HEALTHCARE SERVICES
400	Health Management Associates Inc.		$8,784
100	Laboratory Corp. of America Holdings [1]		5,385

		2.2%	$14,169

	INSURANCE
200	WR Berkley Corp.	1.5%	$9,524

	MEDIA
400	Dow Jones & Co., Inc.		$14,196
500	Knight-Ridder Inc.		31,650

		7.2%	$45,846

	MEDICAL EQUIPMENT
800	Waters Corp.[1]	4.7%	$30,240

42	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	OFFICE EQUIPMENT
700	Pitney Bowes Inc.	4.6%	$29,575

	RETAIL
500	Bed Bath & Beyond Inc.[1]		$18,075
1,200	Family Dollar Stores		29,748
400	Limited Brands Inc.		8,940
1,000	Ross Stores Inc.		28,900
1,700	The Gap Inc.		29,988
1,200	TJX Companies Inc.		27,876

		22.4%	$143,527

	SEMICONDUCTORS
1,800	Altera Corp.[1]		$33,354
600	International Rectifier Corp.[1]		19,140
100	Micron Technology Inc.[1]		1,331
1,100	Xilinx Inc.		27,731

		12.7%	$81,556

	SEMICONDUCTOR CAPITAL EQUIPMENT
200	Novellus Systems Inc.[1]	0.8%	$4,824

	SOFTWARE
1,600	Symantec Corp.[1]	4.4%	$28,000

	TELECOMMUNICATIONS
200	Leap Wireless International Inc.[1]		$7,576
100	Tellabs Inc.[1]		1,090

		1.4%	$8,666
	TOYS & GAMES

1,100	Mattel Inc.	2.7%	$17,402

	Total investment in common stocks
	(cost $624,096)	99.2%	$635,084

The accompanying notes are an integral part of these financial statements.	43

THE PARNASSUS MID - CAP FUND

Portfolio of Investments

as of December 31, 2005 continued

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
1	Janus Government Fund
	variable rate, 4.160%		$1
70	SSGA U.S. Government Fund
	variable rate, 3.880%		70

		0.0%	$71

	Total short-term securities (cost $ 71)	0.0%	$71

	Total securities (cost $ 624,167)	99.2%	$635,155

	Other assets and liabilites – net	0.8%	$5,247

	Total net assets	100.0%	$640,402

1	These securities are non-income producing.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

44	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS MID - CAP FUND

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments in securities, at market value (identified cost $ 624,096)	$635,084
Temporary investments in short-term securities (at amortized cost which approximates market value)	71
Cash	10,205
Receivables:
Dividends and interest	460
Other assets	22,144

Total assets	$667,964

Liabilities

Custodian overdraft	16,238
Due to Parnassus Investments	2,144
Capital shares redeemed	119
Accounts payable and accrued expenses	9,061

Total liabilities	$27,562

Net assets	$640,402

Net assets consist of
Undistributed net investment income	—
Unrealized appreciation on securities	10,988
Accumulated net realized loss	—
Capital paid-in	629,414

Total net assets	$640,402

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($ 640,402 divided by 41,870 shares)	$15.30

The accompanying notes are an integral part of these financial statements.	45

THE PARNASSUS MID - CAP FUND

Statement of Operations

for period April 29, 2005 (inception) through December 31, 2005

Investment income

Dividends	$3,410
Interest	2,932

Total investment income	$6,342

Expenses

Investment advisory fees (note 5)	3,028
Transfer agent fees (note 5)	740
Fund administration (note 5)	245
Service provider fees (note 5)	188
Reports to shareholders	2,000
Registration fees and expenses	13,985
Custody fees	1,689
Professional fees	6,639
Trustee fees and expenses	7
Other expenses	3,976

Total expenses	$32,497
Fees waived by Parnassus Investments (note 5)	(26,186)
Expense offset (note 6)	(1,289)

Net expenses	$5,022

Net investment income	$1,320

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions	$6,041
Net change in unrealized appreciation (depreciation) of securities	10,988

Net realized and unrealized gain (loss) on securities	$17,029

Net increase in net assets resulting from operations	$18,349

46	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS MID - CAP FUND

Statement of Changes in Net Assets

April 29, 2005 (inception) through December 31, 2005
Income (loss) from operations

Net investment income	$1,320
Net realized gain (loss) from securities transactions	6,041
Net change in unrealized appreciation (depreciation)	10,988

Increase (decrease) in net assets resulting from operations	$18,349

Distributions

From net investment income	(1,546)
From realized capital gains	(6,041)

Dividends to shareholders	$(7,587)

From capital share transactions

Increase (decrease) in net assets from capital share transactions	629,640

Increase (decrease) in net assets	$640,402

Net assets

Beginning of period	—
End of period (including undistributed net investment income of $0)	$640,402

The accompanying notes are an integral part of these financial statements.	47

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Parnassus Funds (the “Trust”), formerly The Parnassus Fund, is a Massachusetts Business Trust registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of four separate funds (the “funds”), each offering separate shares. The Parnassus Fund began operations on December 27, 1984. Three new funds, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund began operations on April 29, 2005.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers, and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. Government Agency discount notes, certificates of deposit and community development loans are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data, and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit and community development loans as an estimate of potential penalties for early withdrawal.

Federal Income Taxes

The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

48

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

Securities Lending

The Parnassus Fund lends securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the fund could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Repurchase Agreements

Collateral from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Offering costs

Included in other assets for the Workplace Fund, the Small-Cap Fund, and the Mid-Cap Fund are the costs of registering and qualifying new shares for distribution under federal and state securities law. Offering costs are amortized over one year.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

49

NOTES TO FINANCIAL STATEMENTS CONTINUED

2. Tax Matters and Distributions

The tax character of distributions paid during the periods ended December 31, 2005 and 2004, were as follows:

	Parnassus Fund
	2005	2004
Ordinary income	$1,798,138	$1,206,499
Long-term capital gains	—	—
Total distributions	$1,798,138	$1,206,499

Distributions paid during periods ended December 31, 2005

	Workplace Fund(a)	Small-Cap Fund(a)	Mid-Cap Fund(a)
Ordinary income	$2,970	$29,086	$7,361
Long-term capital gains	—	—	—
Total distributions	$2,970	$29,086	$7,361

(a)	For the period April 29, 2005 (inception) through December 31, 2005.

At December 31, 2005, the cost of investments in securities excluding temporary investments, net unrealized appreciation (depreciation) and distributable earnings, for income tax purposes were as follows:

	Parnassus Fund	Workplace Fund	Small-Cap Fund	Mid-Cap Fund
Cost of investment	$288,988,320	$905,570	$1,065,893	$624,096
Unrealized appreciation	18,776,387	41,213	62,969	29,945
Unrealized depreciation	(15,757,659)	(13,743)	(22,186)	(18,957)
Net unrealized appreciation (depreciation)	$3,018,728	$27,470	$40,783	$10,988
Distributable earnings – ordinary income	$1,621,251	$2,970	$29,086	$7,361
Distributable earnings – long-term capital gain	$—	$—	$—	$—
Undistributed – ordinary income	$—	$—	$—	$—
Undistributed earnings – long-term capital gains	$—	$—	$—	$—

50

At December 31, 2005, the Parnassus Fund had available for federal income tax purposes unused capital losses of $11,779,417 expiring in 2010, $20,875,253 expiring in 2011 and $2,413,315 expiring in 2012. The Parnassus Fund incurred $1,085,392 of post-October capital losses as of December 31, 2005, which were deferred until 2006 for tax purposes.

Net investment income is the same for all funds for financial statements and tax purposes during the period ended December 31, 2005. Realized gains differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

Permanent differences incurred during the period ended December 31, 2005, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Capital Paid-in
Parnassus Fund	$76,060	$0	$(76,060)
Workplace Fund	$1,256	$(992)	$(264)
Small-Cap Fund	$30,651	$(30,413)	$(238)
Mid-Cap Fund	$6,267	$(6,041)	$(226)

3. Capital Stock

Parnassus Fund: As of December 31, 2005, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $325,518,987. Transactions in capital stock (shares) were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	363,307	$11,074,215	777,691	$23,407,554
Shares issued through dividend reinvestment	56,650	1,804,305	42,686	1,327,121
Shares repurchased	(2,121,930)	(64,741,680)	(2,187,774)	(65,498,569)
Net increase (decrease)	(1,701,973)	$(51,863,160)	(1,367,397)	$(40,763,894)

51

NOTES TO FINANCIAL STATEMENTS CONTINUED

Workplace Fund: As of December 31, 2005, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $989,659. Transactions in capital stock (shares) were as follows:

	Period Ended December 31, 2005(a)
	Shares	Amount
Shares sold	65,432	$990,196
Shares issued through dividend reinvestment	203	3,163
Shares repurchased	(229)	(3,436)
Net increase (decrease)	65,406	$989,923

Small-Cap Fund: As of December 31, 2005, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $1,183,767. Transactions in capital stock (shares) were as follows:

	Period Ended December 31, 2005(a)
	Shares	Amount
Shares sold	77,180	$1,175,520
Shares issued through dividend reinvestment	1,849	29,248
Shares repurchased	(1,348)	(20,763)
Net increase (decrease)	77,681	$1,184,005

Mid-Cap Fund: As of December 31, 2005, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $629,414. Transactions in capital stock (shares) were as follows:

	Period Ended December 31, 2005(a)
	Shares	Amount
Shares sold	43,202	$649,372
Shares issued through dividend reinvestment	489	7,502
Shares repurchased	(1,821)	(27,234)
Net increase (decrease)	41,870	$629,640

(a)	For the period April 29, 2005 (inception) through December 31, 2005.

52

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the periods ended December 31, 2005 were as follows:

	Purchases	Sales
Parnassus Fund	$409,180,539	$353,657,470
Workplace Fund	$1,016,071	$107,326
Small-Cap Fund	$1,431,328	$395,847
Mid-Cap Fund	$727,490	$109,435

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the funds, Parnassus Investments is entitled to receive fees payable monthly, based on each fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000, and 0.60% of the remaining balance. Workplace Fund and Mid-Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For the period ended December 31, 2005, Parnassus Investments has contractually agreed to reduce its investment advisory fee through May 1, 2006 to the extent necessary to limit total operating expenses to 1.20% of net assets for the Workplace Fund and 1.40% of net assets for the Small-Cap Fund and the Mid-Cap Fund. Parnassus Investments has also agreed to voluntarily reduce its investment advisory fee for the Parnassus Fund to limit expenses to an annualized rate of 0.99%.

As a result of fee waivers, the investment advisory fee was 0.62% and Parnassus Investments received net advisory fees totaling $1,891,499 for the Parnassus Fund. For the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund advisory fees and other expenses were waived as a result of the contractual expense limitations.

53

NOTES TO FINANCIAL STATEMENTS CONTINUED

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses. The funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The annualized fund administration services fee was 0.07% of average net assets under this new agreement for the period ended December 31, 2005.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the funds. For these services, the funds may pay service providers an aggregate service fee on invested accounts at a rate not to exceed 0.25% per annum of the average daily net assets.

Jerome L. Dodson is the president of the Trust and is the president and majority share-holder of Parnassus Investments. As of December 31, 2005, 36%, 31% and 56% of the capital shares of the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund, respectively, represent initial capital investments held by Parnassus Investments and Jerome L. Dodson.

6. Expense Offset Arrangement

The funds have entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian fees. During the period ended December 31, 2005, the custodian fees were reduced as indicated in the statement of operations.

54

7. Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Parnassus Fund (d)

	2005		2004	2003	2002	2001
Net asset value at beginning of year	$31.09		$30.05	$25.79	$36.99	$39.22
Income (loss) from operations:
Net investment income(c)	0.16		0.12	0.02	0.14	0.68
Net realized and unrealized gain (loss) on securities	0.63		1.05	4.32	(10.51)	2.39
Total income (loss) from investment operations	0.79		1.17	4.34	(10.37)	3.07
Distributions:
Dividends from net investment income	(0.20)		(0.13)	(0.08)	—	(0.56)
Distributions from net realized gain on securities	—		—	—	(0.83)	(4.74)
Total distributions	(0.20)		(0.13)	(0.08)	(0.83)	(5.30)
Net asset value at end of year	$31.68		$31.09	$30.05	$25.79	$36.99
Total overall return	2.55%		3.89%	16.83%	(28.05%)	7.84%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.03%		0.99%	1.03%	1.06%	1.00%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.99	%(f)	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.53%		0.40%	0.07%	0.45%	1.73%
Portfolio turnover rate	136.07%		119.80%	61.33%	142.04%	127.43%
Net assets, end of period (000’s)	$292,384		$339,893	$369,555	$303,207	$405,536

55

NOTES TO FINANCIAL STATEMENTS CONTINUED

	Workplace Fund(e)	Small-Cap Fund(e)	Mid-Cap Fund(e)
	— for the period ended December 31, 2005 —
Net asset value at beginning of period	$15.00	$15.00	$15.00
Income (loss) from operations:
Net investment income (loss)(c)	0.04	(0.03)	0.04
Net realized and unrealized gain (loss) on securities	0.50	1.18	0.44
Total income (loss) from investment operations	0.54	1.15	0.48
Distributions:
Dividends from net investment income	(0.05)	(0.39)	(0.04)
Distributions from net realized gain on securities	—	—	(0.14)
Total distributions	(0.05)	(0.39)	(0.18)
Net asset value at end of period	$15.49	$15.76	$15.30
Total overall return(a)	3.60%	7.65%	3.22%
Ratios/supplemental data:
Ratio of gross expenses to average net assets(b)	6.91%	7.27%	9.03%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements) (b)(f)	1.20%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets(b)	0.39%	(0.27%)	0.37%
Portfolio turnover rate(a)	27.55%	86.20%	31.41%
Net assets, end of period (000’s)	$1,013	$1,225	$640

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Net investment income per share is based on average daily shares outstanding.
(d)	Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total overall return figures.
(e)	The Small-Cap Fund, the Mid-Cap Fund and the Workplace Fund commenced operations on April 29, 2005.
(f)	For the period ended December 31, 2005, Parnassus Investments has contractually limited expenses to an annualized rate of 1.20% for the Workplace Fund and 1.40% for the Small-Cap Fund and the Mid-Cap Fund. Parnassus Investments has also voluntarily limited expenses for the Parnassus Fund at an annualized rate of 0.99% (see note 5 for details).

56

ADDITIONAL INFORMATION (UNAUDITED)

Board of Trustees and Officers

Independent Trustees§

Name	Herbert A. Houston

Age	62

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds.

Principal Occupation(s) During Past 5 Years	Healthcare consultant and owner of serveral small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998; Trustee of the Parnassus Funds since 1998 and the Parnassus Income Funds since inception.

Portfolios in the Fund Complex Overseen by Trustee	Four

Other Directorships Held by Trustee	None

Name	Jeanie S. Joe

Age	58

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee

Term of Office and Length of Service Principal Occupation(s) During Past 5 Years

Indefinite. Since October 2004.

President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, since 1995; director and secretary of Telecommunication Consumer Protection Fund Corporation.

Portfolios in the Fund Complex Overseen by Trustee	Four

Other Directorships Held by Trustee	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the funds as defined in the Investment Company Act of 1940.

57

ADDITIONAL INFORMATION (UNAUDITED) CONTINUED

Name	Donald V. Potter

Age	60

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee

Term of Office and Length of Service	Indefinite. Since 2002.

Principal Occupation(s) During Past 5 Years	President and owner of Windermere Associates, a consulting firm specializing in business strategy, since 1984.

Portfolios in the Fund Complex Overseen by Trustee	Four

Other Directorships Held by Trustee	None

Interested Trustee†

Name	Jerome L. Dodson††

Age	62

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984; portfolio manager of the Parnassus Funds since its inception.

Portfolios in the Fund Complex Overseen by Trustee	Four

Other Directorships Held by Trustee	None

†	An “interested” trustee is a trustee who is deemed to be an “interested person” of the funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the funds because of his ownership in the funds’ investment adviser and because he is an officer of the Trusts.

††	Jerome L. Dodson is the father of Stephen J. Dodson, the Assistant Secretary of the funds.

Additional information about the fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505.

58

Board of Trustees and Officers — continued

Officers (other than Jerome L. Dodson)

Name	Debra A. Early

Age	41

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Chief Compliance Officer and Treasurer

Term of Office and Length of Service	Indefinite. Since December 2004.

Principal Occupation(s) During Past 5 Years	Treasurer of Parnassus Funds and Parnassus Income Funds since 2004 and Chief Compliance Officer since July 2005. Vice President and Chief Financial Officer of Parnassus Investments since 2004. Senior Manager at PricewaterhouseCoopers LLP October 1992 to November 2004.

Name	Todd Ahlsten

Age	33

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President

Term of Office and Length of Service	Indefinite. Since 2001.

Principal Occupation(s) During Past 5 Years	Vice President, Financial Analyst and Director of Research at Parnassus Investments since 1995. Portfolio manager of the Equity Income Fund and Fixed-Income Fund since May 2001.

59

ADDITIONAL INFORMATION (UNAUDITED) CONTINUED

Name	Richard D. Silberman

Age	68

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Secretary

Term of Office and Length of Service	Indefinite. Since 1986.

Principal Occupation(s) During Past 5 Years	Attorney specializing in business law in private practice.

Name	Stephen J. Dodson*

Age	28

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2002.

Principal Occupation(s) During Past 5 Years	Financial Analyst with Morgan Stanley 1999-2001. Associate with Advent International, a venture capital firm 2001-2002. Executive Vice President and Chief Operating Officer of Parnassus Investments 2002-Present.

*	Stephen J. Dodson is the son of Jerome L. Dodson, the President and a trustee of the funds.

60

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website you can also find a record of our votes cast at shareholder meetings.

Quarterly Portfolio Schedule

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2005, the following percentages of ordinary income distributed by the funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

	QDI	DRD
Parnassus Fund	100.00%	100.00%
Parnassus Workplace Fund	100.00%	100.00%
Parnassus Small-Cap Fund	4.56%	5.63%
Parnassus Mid-Cap Fund	42.03%	44.75%

61

THE PARNASSUS FUNDS

The Funds that do well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market–Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market–Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

Recycled Paper

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year. During the fiscal year ending December 31, 2005 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds determined that Donald Potter, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Potter’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Groups and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and 2005 were $47,905 and $50,171 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2003 and 2005 were $4,100 and $ 6,000 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2004 and 2005 were $6,231 and $6,690, respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Fund, affiliated funds, and other service affiliates.

Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $10,331 and $12,690 for the fiscal years ended December 31, 2004 and 2005, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Funds

Date: February 17, 2006	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 17, 2006	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: February 17, 2006	By:	/s/ Debra A. Early
Debra A. Early Treasurer